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                                                                      Exhibit 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (Nos. 2-78l6l, 33-34635, 33-48209, 33-88856, 333-02667, 333-45801 and 333-48067) and Form S-3
(Nos. 333-01203, 33-81644, 33-83752, 33-59689, 33-62975, 333-07695, 333-00635,
333-33279, 333-36665, 333-45825 and 333-48059) of Omnicare, Inc. of our report dated January 30, 1998 appearing on page 33 of this Form 10-K.


/s/Price Waterhouse LLP
-----------------------

Price Waterhouse LLP
Cincinnati, Ohio
March  27, l998